Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☒	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

(For co-registrants, please see Table of Additional Registrants on the next page.)

Texas	6199	75-2291093
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1600 West 7th Street

Fort Worth, Texas 76102

(817) 335-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

5.75 Senior Notes due 2018

(Title of the indenture securities)

Table of Additional Registrants

Exact Name as Specified in its Charter	State or Other Jurisdiction of Incorporation	Primary Standard Industrial Classification Code Number	IRS Employer ID	Address of registrant’s principal executive offices
AEL Net Marketing, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

AEL Net of Illinois, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

AEL Net of Missouri, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Billers Acceptance Group, LLC	Delaware	6141	45-2238254	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Bronco Pawn & Gun, Inc.	Oklahoma	5900	73-1459393	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

CAMex Holding, LLC	Delaware	5900	26-3471063 Cash America of Mexico, Inc.	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America Advance, Inc.	Delaware	5900	20-0955223	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America Financial Services, Inc.	Delaware	5900	75-2850207	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America Franchising, Inc.	Delaware	5900	75-2718238	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America Global Financing, Inc.	Delaware	5900	26-2997204	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America Global Services, Inc.	Delaware	5900	27-1706952	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America Holding, Inc.	Delaware	5900	75-2403948	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America Internet Sales, Inc.	Delaware	5900	45-4412996	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America Management L.P.	Delaware	5900	75-2403945	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America of Mexico, Inc.	Delaware	5900	26-3471063	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America of Missouri, Inc.	Missouri	5900	75-2523933	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America Pawn L.P.	Delaware	5900	75-2403944	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America Pawn, Inc. of Ohio	Ohio	5900	75-2332646	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc.	Delaware	5900	74-2498274	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of Alabama	Alabama	5900	75-2439387	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of Alaska	Alaska	5900	20-4681714	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of Colorado	Colorado	5900	75-2439386	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of Illinois	Illinois	5900	75-2743342	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of Indiana	Indiana	5900	75-2452239	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of Kentucky	Kentucky	5900	75-2291831	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of Louisiana	Delaware	5900	74-2271344	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of Nevada	Nevada	5900	20-1608038	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of North Carolina	North Carolina	5900	75-2291641	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of Oklahoma	Oklahoma	5900	73-1302301	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of South Carolina	South Carolina	5900	75-2291764	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of Tennessee	Tennessee	5900	74-2495476	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of Utah	Utah	5900	75-2703684	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Cash America, Inc. of Virginia	Virginia	5900	20-3997045	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

CashEuroNet UK, LLC	Delaware	6141	26-3713455	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Cashland Financial Services, Inc.	Delaware	5900	20-0064213	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

CashNet CSO of Maryland, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CashNetUSA CO LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CashNetUSA of Florida, LLC	Delaware	6141	26-2511622	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CashNetUSA OR LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Creazione Estilo, S.A. de C.V., a mexican sociedad anónima de capital variable	Mexico	5900	98-0618142	Rio Elba 20, Piso 15 Col. Cuauhtemoc C.P. 06500, Mexico, D.F. 52 55 5276 7560

CNU DollarsDirect Inc.	Delaware	6141	27-0977932	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU DollarsDirect Lending Inc.	Delaware	6141	90-0793731	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Alabama, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Alaska, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Arizona, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of California, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Colorado, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Delaware, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Florida, LLC	Delaware	6141	20-5921254	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Hawaii, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Idaho, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Illinois, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Indiana, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Kansas, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Louisiana, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Maine, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Michigan, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Minnesota, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Mississippi, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Missouri, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Montana, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Nevada, LLC	Delaware	6141	26-4506480	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of New Hampshire, LLC	Delaware	6141	26-1565395	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of New Mexico, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of North Dakota, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Ohio, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Oklahoma, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Oregon, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Rhode Island, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of South Carolina, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of South Dakota, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Tennessee, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Texas, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Utah, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Virginia, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Washington, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Wisconsin, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU of Wyoming, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU Online Holdings, LLC	Delaware	6141	20-4956150	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU Technologies of Alabama, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU Technologies of Arizona, LLC	Delaware	6141	27-2424775	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU Technologies of California, LLC	Delaware	6141	90-0847181	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU Technologies of Iowa, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU Technologies of New Mexico, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU Technologies of South Carolina, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

CNU Technologies of Wisconsin, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Debit Plus Payment Solutions, LLC	Delaware	6141	26-3471347	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Debit Plus Services, LLC	Delaware	6141	26-2862455 Debit Plus, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Debit Plus Technologies, LLC	Delaware	6141	26-3955301	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Debit Plus, LLC	Delaware	6141	26-2862455	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Doc Holliday’s Pawnbrokers & Jewellers, Inc.	Delaware	5900	75-2808019	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

DollarsDirect, LLC	Delaware	6141	26-4663418	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

DP Labor Holdings, LLC	Delaware	6141	98-1022571 Debit Plus S.A. de C.V. SOFOM ENR	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Enova Brazil, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Enova Financial Holdings, LLC	Delaware	6141	27-1129195	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Enova International, Inc.	Delaware	6141	45-3190813	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Enova Online Services, Inc.	Delaware	6141	27-1129063	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

EuroNetCash, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Express Cash International Corporation	Delaware	5900	74-2520101	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Florida Cash America, Inc.	Florida	5900	75-2291642	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Gamecock Pawn & Gun, Inc.	South Carolina	5900	57-0994931	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Georgia Cash America, Inc.	Georgia	5900	75-2291610	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Hornet Pawn & Gun, Inc.	North Carolina	5900	56-1885781	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Longhorn Pawn and Gun, Inc.	Texas	5900	74-1820639	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Mobile Leasing Group, Inc.	Delaware	6141	27-1758197	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Mr. Payroll Corporation	Delaware	5900	75-2795621	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

NC Financial Solutions of Alabama, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Arizona, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of California, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Colorado, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Delaware, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Georgia, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Idaho, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Illinois, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Kansas, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Maryland, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Mississippi, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Missouri, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Nevada, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of New Mexico, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of North Dakota, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Ohio, LLC	Delaware	6141	90-0785391	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of South Carolina, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of South Dakota, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Tennessee, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Texas, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Utah, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Virginia, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions of Wisconsin, LLC	Delaware	6141	80-0807037 NC Financial Solutions, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

NC Financial Solutions, LLC	Delaware	6141	80-0807037	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Ohio Consumer Financial Solutions, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Ohio Neighborhood Credit Solutions, LLC	Delaware	5900	35-2337341 Ohio Neighborhood Finance, Inc.	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Ohio Neighborhood Finance, Inc.	Delaware	5900	35-2337341	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

PF Labor Holdings, LLC	Delaware	5900	N/A Disregarded Entity Creazione	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

RATI Holding, Inc.	Texas	5900	75-2747697	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Strategic Receivable Management Solutions, LLC	Delaware	5900	45-1484372	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

The Check Giant NM, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Tiger Pawn & Gun, Inc.	Tennessee	5900	62-1574261	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

TrafficGen, LLC	Delaware	6141	20-4956150 CNU Online Holdings, LLC	200 W Jackson Blvd., Suite 2400 Chicago, IL 60606 (312) 568-4200

Uptown City Pawners, Inc.	Illinois	5900	36-2774232	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Vincent’s Jewelers and Loan, Inc.	Missouri	5900	43-1559779	1600 W 7th Street Fort Worth, TX 76102 817-335-1100

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.
**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.
***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of Penn National Gaming Inc. file number 333-125274.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas and State of Texas on the 12th of November, 2013.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Patrick T. Giordano
Patrick T. Giordano
Vice President

EXHIBIT 6

November 12, 2013

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request thereof.

Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Patrick T. Giordano
Patrick T. Giordano
Vice President

Exhibit 7

Consolidated Report of Condition of

Wells Fargo Bank National Association

of 101 North Phillips Avenue, Sioux Falls, SD 57104

And Foreign and Domestic Subsidiaries,

at the close of business June 30, 2013, filed in accordance with 12 U.S.C. §161 for National Banks.

		Dollar Amounts In Millions
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		$17,427
Interest-bearing balances		119,728
Securities:
Held-to-maturity securities		0
Available-for-sale securities		217,652
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices		85
Securities purchased under agreements to resell		24,809
Loans and lease financing receivables:
Loans and leases held for sale		23,419
Loans and leases, net of unearned income	754,323
LESS: Allowance for loan and lease losses	13,809
Loans and leases, net of unearned income and allowance		740,514
Trading Assets		32,173
Premises and fixed assets (including capitalized leases)		7,595
Other real estate owned		3,068
Investments in unconsolidated subsidiaries and associated companies		595
Direct and indirect investments in real estate ventures		9
Intangible assets
Goodwill		21,549
Other intangible assets		21,842
Other assets		54,073

Total assets		$1,284,538

LIABILITIES
Deposits:
In domestic offices		$924,162
Noninterest-bearing	247,984
Interest-bearing	676,178
In foreign offices, Edge and Agreement subsidiaries, and IBFs		87,482
Noninterest-bearing	614
Interest-bearing	86,868
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices		13,062
Securities sold under agreements to repurchase		14,800

Dollar Amounts In Millions
Trading liabilities	17,166
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	35,971
Subordinated notes and debentures	19,943
Other liabilities	33,096

Total liabilities	$1,145,682
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	519
Surplus (exclude all surplus related to preferred stock)	102,952
Retained earnings	31,046
Accumulated other comprehensive income	3,291
Other equity capital components	0

Total bank equity capital	137,808
Noncontrolling (minority) interests in consolidated subsidiaries	1,048

Total equity capital	138,856

Total liabilities, and equity capital	$1,284,538

I, Timothy J. Sloan, EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Timothy J. Sloan

EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Michael Loughlin	Directors
John Stumpf Avid Modjtabai